UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

May 5, 2006

KILROY REALTY CORPORATION

(Exact name of registrant as specified in charter)

Maryland	Commission File Number:	95-4598246
(State or Other Jurisdiction of Incorporation)	1-12675	(I.R.S. Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200 Los Angeles, California 90064

(Address of principal executive offices)

(310) 481-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

Kilroy Realty Corporation (the “Company”) is re-issuing its historical consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2005 (“Form 10-K”), and the accompanying selected financial data, in connection with the provisions of Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS 144”). The Company is also re-issuing the Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) that accompanied those consolidated financial statements. During the quarter ended March 31, 2006, the Company sold one property and, in compliance with SFAS 144, has reported revenue and expenses for each period presented and the gain on sale from this property during the quarter ended March 31, 2006 as discontinued operations in its quarterly report for the fiscal quarter ended March 31, 2006, which was filed subsequent to the date of the sale. Under SEC requirements, the same reclassification as discontinued operations required by SFAS 144 following the sale of properties is required for previously issued annual financial statements for each of the years presented in the Company’s last Form 10-K if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements related to periods prior to the date of sale. These reclassifications had no effect on the Company’s reported net income available to common stockholders and did not have a material effect on the Company’s results of operations or financial condition.

This Current Report on Form 8-K updates Items 6, 7 and 8 of the Company’s Form 10-K, including the financial statements therein, to reflect the property sold during the three months ended March 31, 2006 as discontinued operations. The updated financial information is attached to this Current Report on Form 8-K as Exhibit 99.1. All other items of the Form 10-K remain unchanged. Except as expressly noted above, the information contained in this report has not been updated to reflect any developments since December 31, 2005.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

The exhibits required by this item are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2006	KILROY REALTY CORPORATION (registrant)

	By:	/s/ HEIDI R. ROTH
Heidi R. Roth
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Updated financial information for the year ended December 31, 2005

Index to Exhibit 99.1	Page Number
Selected Financial Data	1
Management’s Discussion and Analysis of Financial Condition and Results of Operations	3
Financial Statements	F-1